Fiscal 3Q24 Results July 24, 2024

Forward-looking statements Certain statements made in this presentation and the associated conference call may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions (including changes in interest rates and inflation), demand for and pricing of our products (including cash sweep and deposit offerings), anticipated timing and benefits of our acquisitions or divestitures, and our level of success in integrating acquired businesses, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward- looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise. 2

Overview of Results Paul Reilly Chair & CEO, Raymond James Financial 3

4 *These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. $ in millions, except per share amounts 3Q24 vs. 3Q23 vs. 2Q24 As reported: Net revenues RECORD $ 3,228 11% 4% Net income available to common shareholders $ 491 33% 4% Earnings per common share — diluted $ 2.31 35% 4% 3Q23 2Q24 Return on common equity — annualized 17.8% 14.9% 17.5% vs. 3Q23 vs. 2Q24 Non-GAAP measures*: Adjusted net income available to common shareholders $ 508 27% 3% Adjusted earnings per common share — diluted $ 2.39 29% 3% 3Q23 2Q24 Adjusted return on common equity — annualized 18.4% 16.1% 18.3% Adjusted return on tangible common equity — annualized 21.9% 19.7% 21.8% Fiscal 3Q24 highlights

Fiscal 3Q24 key metrics

$ in billions		3Q24	vs. 3Q23	vs. 2Q24
Client assets under administration	RECORD	$ 1,476.2	15%	2%
Private Client Group (PCG) assets under administration	RECORD	$ 1,415.7	15%	2%
PCG assets in fee-based accounts	RECORD	$ 820.6	18%	3%
Financial assets under management	RECORD	$ 229.3	14%	1%
Total clients' domestic cash sweep and Enhanced Savings Program balances		$ 56.4	(3)%	(3)%
PCG financial advisors*	RECORD	8,782	1%	—%
Bank loans, net	RECORD	$ 45.1	4%	2%
			3Q23	**2Q24**
Domestic PCG net new assets**		$ 16.5	$ 14.4	$ 9.6
Domestic PCG net new assets growth — annualized**		5.2%	5.4%	3.2%

*This metric includes the impact of the transfer of approximately 50 financial advisors to our Registered Investment Advisor & Custody Services ("RCS") division during our fiscal third quarter of 2024, primarily related to one firm with financial advisors previously affiliated as independent contractors. Advisors in RCS are not included in the financial advisor count, although their assets are still included in client assets under administration. **Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees and other fees. The Domestic Private Client Group net new asset growth — annualized percentage is based on the beginning Domestic Private Client Group assets under administration balance for the indicated period.

5

RAYMOND JAMES

Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown. Fiscal 3Q24 segment results 6 $ in millions 3Q24 vs. 3Q23 vs. 2Q24 Net revenues: Private Client Group RECORD $ 2,416 11% 3% Capital Markets $ 330 20% 3% Asset Management RECORD $ 265 17% 5% Bank $ 418 (19)% (1)% Consolidated net revenues RECORD $ 3,228 11% 4% Pre-tax income/(loss): Private Client Group $ 441 7% (1)% Capital Markets $ (14) 59% 18% Asset Management $ 112 26% 12% Bank $ 115 74% 53% Consolidated pre-tax income $ 644 33% 6%

FYTD 2024 highlights (9 months) 7 *These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. $ in millions, except per share amounts FYTD 2024 vs. FYTD 2023 As reported: Net revenues RECORD $ 9,359 9% Net income available to common shareholders RECORD $ 1,462 12% Earnings per common share — diluted RECORD $ 6.85 15% FYTD 2023 Return on common equity — annualized 18.2% 17.9% vs. FYTD 2023 Non-GAAP measures*: Adjusted net income available to common shareholders RECORD $ 1,516 12% Adjusted earnings per common share — diluted RECORD $ 7.10 15% FYTD 2023 Adjusted return on common equity — annualized 18.8% 18.5% Adjusted return on tangible common equity — annualized 22.5% 22.7%

FYTD 2024 segment results (9 months) 8 $ in millions FYTD 2024 vs. FYTD 2023 Net revenues: Private Client Group RECORD $ 6,983 9% Capital Markets $ 989 13% Asset Management RECORD $ 752 16% Bank $ 1,283 (18)% Consolidated net revenues RECORD $ 9,359 9% Pre-tax income/(loss): Private Client Group RECORD $ 1,324 3% Capital Markets $ (28) 67% Asset Management RECORD $ 305 22% Bank $ 282 (4)% Consolidated pre-tax income RECORD $ 1,883 11% Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown.

Financial Review Paul Shoukry President and Chief Financial Officer, Raymond James Financial 9

Consolidated net revenues 10 $ in millions 3Q24 vs. 3Q23 vs. 2Q24 Asset management and related administrative fees $ 1,611 17% 6% Brokerage revenues 532 15% 1% Account and service fees 328 24% (2)% Investment banking 183 21% 2% Interest income 1,057 7% 1% Other 51 (11)% 65% Total revenues 3,762 14% 3% Interest expense (534) 38% 3% Net revenues $ 3,228 11% 4%

Domestic cash sweep and ESP balances 11 C lie nt s' D om es tic C as h S w ee p & E S P B al an ce s ($ B ) C ash S w eep & E S P B alances as a % of D om estic P C G A U A CLIENTS' DOMESTIC CASH SWEEP & ENHANCED SAVINGS PROGRAM (ESP)* BALANCES AS A % OF DOMESTIC PCG ASSETS UNDER ADMINISTRATION (AUA) 27.9 25.4 23.9 23.4 23.4 16.9 15.9 17.8 18.2 17.3 1.9 1.6 1.8 1.7 1.7 11.2 13.6 14.5 14.9 14.0 58.0 56.4 58.0 58.2 56.4 5.2% 5.1% 4.8% 4.6% 4.3% RJBDP - Bank Segment** RJBDP - Third-Party Banks** Client Interest Program ESP* 3Q23 4Q23 1Q24 2Q24 3Q24 Note: May not total due to rounding. *Our Enhanced Savings Program is a deposit offering in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. **We earn fees from the Raymond James Bank Deposit Program (RJBDP), a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and TriState Capital Bank, which are included in our Bank segment, as well as various third-party banks. Year-over-year change: (3)% Sequential change: (3)%

Net interest income & RJBDP fees (third-party banks) 12 *As reported in "Account and service fees" in the PCG segment. **Computed by dividing annualized RJBDP Fees (Third-Party Banks), which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. $ IN MILLIONS 708 711 698 689 672 601 557 546 529 523 107 154 152 160 149 Firmwide Net Interest Income RJBDP Fees (Third-Party Banks)* 3Q23 4Q23 1Q24 2Q24 3Q24 NET INTEREST MARGIN (NIM) 3.26% 2.87% 2.74% 2.66% 2.64% 3.33% 3.09% 2.97% 2.91% 2.86% Firmwide NIM Bank Segment NIM 3Q23 4Q23 1Q24 2Q24 3Q24 AVERAGE YIELD ON RJBDP (THIRD-PARTY BANKS)** 3.37% 3.60% 3.66% 3.59% 3.41% 3Q23 4Q23 1Q24 2Q24 3Q24 Year-over-year change: (5)% Sequential change: (2)%

Consolidated expenses

$ in millions	3Q24	vs. 3Q23	vs. 2Q24
Compensation, commissions and benefits	**$ 2,090**	**13%**	**2%**
Non-compensation expenses:			
Communications and information processing	166	11%	1%
Occupancy and equipment	75	10%	3%
Business development	72	9%	20%
Investment sub-advisory fees	48	20%	9%
Professional fees	38	9%	15%
Bank loan provision/(benefit) for credit losses	(10)	NM	NM
Other*	105	(34)%	50%
Total non-compensation expenses	**494**	**(13)%**	**6%**
Total non-interest expenses	**$ 2,584**	**7%**	**3%**

TOTAL COMPENSATION RATIO**



63.7%
62.7%
62.0%
61.4%
63.8%
63.4%
65.5%
65.2%
64.7%
64.4%
3Q23
4Q23
1Q24
2Q24
3Q24
Total Compensation Ratio
Adjusted Total Compensation Ratio***

TOTAL NON-COMPENSATION EXPENSES
$ IN MILLIONS



570
576
462
466
494
3Q23
4Q23
1Q24
2Q24
3Q24

*Provisions for legal and regulatory matters did not have a significant impact on our results for 3Q24. 3Q23 included the unfavorable impact of elevated provisions for legal and regulatory matters. 2Q24 included the favorable impact of a legal and regulatory reserve release. **Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. Adjusted total compensation ratio is computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. ***This is a non-GAAP financial measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures.

13

RAYMOND JAMES

*This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. Consolidated pre-tax margin 14 16.7% 19.2% 20.9% 19.5% 20.0%18.1% 20.3% 21.7% 20.4% 20.7% Pre-Tax Margin (GAAP) Adjusted Pre-Tax Margin* 3Q23 4Q23 1Q24 2Q24 3Q24

Other financial information 15 *This amount includes cash on hand at the parent, as well as parent cash loaned to Raymond James & Associates ("RJ&A"), which RJ&A has invested on behalf of RJF in cash and cash equivalents or otherwise deployed in its normal business activities. **This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non- GAAP measures to the most directly comparable GAAP measures and for more information on these measures. ***Estimated. $ in millions, except per share amounts 3Q24 vs. 3Q23 vs. 2Q24 Total assets $ 80,628 4% (1)% RJF corporate cash* $ 2,109 23% 4% Total common equity attributable to RJF $ 11,118 13% 2% Book value per share $ 54.08 14% 3% Tangible book value per share** $ 45.57 18% 3% Weighted-average common and common equivalent shares outstanding — diluted 212.3 (1)% (1)% 3Q23 2Q24 Tier 1 leverage ratio*** 12.7% 11.4% 12.3% Tier 1 capital ratio*** 22.2% 20.6% 21.9% Common equity tier 1 ratio*** 22.0% 20.4% 21.8% Total capital ratio*** 23.6% 22.0% 23.3% Effective tax rate 23.6% 24.1% 21.8%

$1.4B of dividends paid and share repurchases over the past 5 quarters Capital management 16 DIVIDENDS PAID AND SHARE REPURCHASES $ IN MILLIONS 390 88 245 302 337 300 150 207 243 90 88 95 95 94 Share Repurchases* Dividends Paid** 3Q23 4Q23 1Q24 2Q24 3Q24 Number of Shares Repurchased* (thousands) 3,314 N/A 1,408 1,695 1,994 Average Share Price of Shares Repurchased* $90.51 N/A $106.51 $121.99 $121.98 *Under the Board of Directors' common stock repurchase authorization. **Reflects dividends paid to holders of common shares. ***Indicates amount remaining as of June 30, 2024 under the Board of Directors' $1.5 billion common stock repurchase authorization approved on November 30, 2023. ~$945M remains under current common stock repurchase authorization***

Bank segment key credit trends 17 $ in millions 3Q24 vs. 3Q23 vs. 2Q24 Bank loan provision/(benefit) for credit losses $ (10) NM NM Net charge-offs $ 6 (60)% (79)% 3Q23 2Q24 Nonperforming assets as a % of total assets 0.26% 0.21% 0.31% Bank loan allowance for credit losses as a % of loans held for investment 1.00% 1.04% 1.06% Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment* 2.00% 1.90% 2.05% Criticized loans as a % of loans held for investment 1.15% 0.94% 1.21% Note: Our Bank segment includes Raymond James Bank and TriState Capital Bank. *Corporate loans include commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

Outlook 18

Appendix 19

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 20 We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non- GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments. Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

$ in millions	Three months ended June 30, 2023	Three months ended September 30, 2023	Three months ended December 31, 2023	Three months ended March 31, 2024	Three months ended **June 30, 2024**	Nine months ended June 30, 2023	Nine months ended **June 30, 2024**
Net income available to common shareholders	$ 369	$ 432	$ 497	$ 474	**$ 491**	$ 1,301	**$ 1,462**
Non-GAAP adjustments:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [(1)]	18	17	11	11	**11**	53	**33**
Other acquisition-related compensation	10	—	—	—	**—**	10	**—**
Total "Compensation, commissions and benefits" expense	28	17	11	11	**11**	63	**33**
Communication and information processing	—	2	—	1	**—**	—	**1**
Professional fees	1	3	1	1	**1**	1	**3**
Other							
Amortization of identifiable intangible assets [(2)]	11	12	11	11	**11**	33	**33**
All other acquisition-related expenses	—	—	—	2	**—**	—	**2**
Total "Other" expense	11	12	11	13	**11**	33	**35**
Total expenses related to acquisitions	40	34	23	26	23	97	**72**
Other — Insurance settlement received [(3)]	—	—	—	—	—	(32)	—
Pre-tax impact of non-GAAP adjustments	40	34	23	26	**23**	65	**72**
Tax effect of non-GAAP adjustments	(10)	(9)	(6)	(6)	**(6)**	(16)	**(18)**
Total non-GAAP adjustments, net of tax	30	25	17	20	**17**	49	**54**
Adjusted net income available to common shareholders	$ 399	$ 457	$ 514	$ 494	**$ 508**	$ 1,350	**$ 1,516**
Pre-tax income	$ 486	$ 585	$ 630	$ 609	**$ 644**	$ 1,695	**$ 1,883**
Pre-tax impact of non-GAAP adjustments (as detailed above)	40	34	23	26	**23**	65	**72**
Adjusted pre-tax income	$ 526	$ 619	$ 653	$ 635	**$ 667**	$ 1,760	**$ 1,955**

Note: Please refer to the footnotes on slide 29 for additional information.

21

continued on next slide

RAYMOND JAMES

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) Three months ended June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 Pre-tax margin (4) 16.7% 19.2% 20.9% 19.5% 20.0 % Impact of non-GAAP adjustments on pre-tax margin: Expenses related to acquisitions: Compensation, commissions and benefits: Acquisition-related retention (1) 0.7% 0.6% 0.4% 0.3% 0.3 % Other acquisition-related compensation 0.3% — % — % — % — % Total “Compensation, commissions and benefits” expense 1.0% 0.6% 0.4% 0.3% 0.3 % Communication and information processing — % — % — % — % — % Professional fees — % 0.1% — % 0.1% — % Other: Amortization of identifiable intangible assets (2) 0.4% 0.4% 0.4% 0.4% 0.4 % All other acquisition-related expenses — % — % — % 0.1% — % Total “Other” expense 0.4% 0.4% 0.4% 0.5% 0.4 % Total expenses related to acquisitions 1.4% 1.1% 0.8% 0.9% 0.7 % Other — Insurance settlement received (3) — % — % — % — % — % Total non-GAAP adjustments 1.4% 1.1% 0.8% 0.9% 0.7 % Adjusted pre-tax margin (4) 18.1% 20.3% 21.7% 20.4% 20.7 % Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide22

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 23 Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide Three months ended $ in millions June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 Compensation, commissions and benefits expense $ 1,851 $ 1,892 $ 1,921 $ 2,043 $ 2,090 Less: Total compensation-related acquisition expenses (1) 28 17 11 11 11 Adjusted compensation, commissions and benefits expense $ 1,823 $ 1,875 $ 1,910 $ 2,032 $ 2,079 Total compensation ratio (5) 63.7% 62.0% 63.8% 65.5% 64.7 % Less the impact of non-GAAP adjustments on compensation ratio: Acquisition-related retention (1) 0.7% 0.6% 0.4% 0.3% 0.3 % Other acquisition-related compensation 0.3% — % — % — % — % Total “Compensation, commissions and benefits” expenses related to acquisitions 1.0% 0.6% 0.4% 0.3% 0.3 % Adjusted total compensation ratio (5) 62.7% 61.4% 63.4% 65.2% 64.4%

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 24 Note: Please refer to the footnotes on slide 29 for additional information. Three months ended Nine months ended Earnings per common share (6) June 30, 2023 March 31, 2024 June 30, 2024 June 30, 2023 June 30, 2024 Basic $ 1.75 $ 2.27 $ 2.37 $ 6.09 $ 7.02 Impact of non-GAAP adjustments on basic earnings per common share: Expenses related to acquisitions: Compensation, commissions and benefits: Acquisition-related retention (1) 0.09 0.05 0.05 0.25 0.16 Other acquisition-related compensation 0.05 — — 0.05 — Total “Compensation, commissions and benefits” expense 0.14 0.05 0.05 0.30 0.16 Communication and information processing — 0.01 — — — Professional fees — 0.01 0.01 — 0.01 Other: Amortization of identifiable intangible assets (2) 0.05 0.05 0.05 0.16 0.17 All other acquisition-related expenses — 0.01 — — 0.01 Total “Other” expense 0.05 0.06 0.05 0.16 0.18 Total expenses related to acquisitions 0.19 0.13 0.11 0.46 0.35 Other — Insurance settlement received (3) — — — (0.15) — Tax effect of non-GAAP adjustments (0.05) (0.03) (0.03) (0.08) (0.09) Total non-GAAP adjustments, net of tax 0.14 0.10 0.08 0.23 0.26 Adjusted basic $ 1.89 $ 2.37 $ 2.45 $ 6.32 $ 7.28 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 25 Note: Please refer to the footnotes on slide 29 for additional information. Three months ended Nine months ended Earnings per common share (6) June 30, 2023 March 31, 2024 June 30, 2024 June 30, 2023 June 30, 2024 Diluted $ 1.71 $ 2.22 $ 2.31 $ 5.95 $ 6.85 Impact of non-GAAP adjustments on diluted earnings per common share: Expenses related to acquisitions: Compensation, commissions and benefits: Acquisition-related retention (1) 0.09 0.05 0.05 0.24 0.15 Other acquisition-related compensation 0.05 — — 0.05 — Total “Compensation, commissions and benefits” expense 0.14 0.05 0.05 0.29 0.15 Communication and information processing — — — — — Professional fees — 0.01 0.01 — 0.01 Other: Amortization of identifiable intangible assets (2) 0.05 0.05 0.05 0.15 0.16 All other acquisition-related expenses — 0.01 — — 0.01 Total “Other” expense 0.05 0.06 0.05 0.15 0.17 Total expenses related to acquisitions 0.19 0.12 0.11 0.44 0.33 Other — Insurance settlement received (3) — — — (0.15) — Tax effect of non-GAAP adjustments (0.05) (0.03) (0.03) (0.07) (0.08) Total non-GAAP adjustments, net of tax 0.14 0.09 0.08 0.22 0.25 Adjusted diluted $ 1.85 $ 2.31 $ 2.39 $ 6.17 $ 7.10 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 26 Note: Please refer to the footnotes on slide 29 for additional information. Book value per share As of $ in millions, except per share amounts June 30, 2023 March 31, 2024 June 30, 2024 Total common equity attributable to Raymond James Financial, Inc. $ 9,870 $ 10,905 $ 11,118 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 1,928 1,894 1,884 Deferred tax liabilities related to goodwill and identifiable intangible assets, net (129) (134) (136) Tangible common equity attributable to Raymond James Financial, Inc. $ 8,071 $ 9,145 $ 9,370 Common shares outstanding 208.5 207.3 205.6 Book value per share (7) $ 47.34 $ 52.60 $ 54.08 Tangible book value per share (7) $ 38.71 $ 44.11 $ 45.57 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 27 Note: Please refer to the footnotes on slide 29 for additional information. Return on common equity Three months ended Nine months ended $ in millions June 30, 2023 March 31, 2024 June 30, 2024 June 30, 2023 June 30, 2024 Average common equity (8) $ 9,873 $ 10,808 $ 11,012 $ 9,705 $ 10,717 Impact of non-GAAP adjustments on average common equity: Expenses related to acquisitions: Compensation, commissions and benefits: Acquisition-related retention (1) 9 6 5 27 17 Other acquisition-related compensation 4 — — 2 — Total “Compensation, commissions and benefits” expense 13 6 5 29 17 Communication and information processing — — — — — Professional fees 1 — 1 — 2 Other: Amortization of identifiable intangible assets (2) 6 6 5 17 16 All other acquisition-related expenses — 1 — — 1 Total “Other” expense 6 7 5 17 17 Total expenses related to acquisitions 20 13 11 46 36 Other — Insurance settlement received (3) — — — (24) — Tax effect of non-GAAP adjustments (5) (3) (3) (5) (9) Total non-GAAP adjustments, net of tax 15 10 8 17 27 Adjusted average common equity (8) $ 9,888 $ 10,818 $ 11,020 $ 9,722 $ 10,744 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

Return on tangible common equity	Three months ended			Nine months ended	
$ in millions	June 30, 2023	March 31, 2024	**June 30, 2024**	June 30, 2023	**June 30, 2024**
Average common equity [8]	$ 9,873	$ 10,808	**$ 11,012**	$ 9,705	**$ 10,717**
Less:					
Average goodwill and identifiable intangible assets, net	1,930	1,901	**1,889**	1,932	**1,898**
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(128)	(133)	**(135)**	(128)	**(133)**
Average tangible common equity [8]	$ 8,071	$ 9,040	**$ 9,258**	$ 7,901	**$ 8,952**
Impact of non-GAAP adjustments on average tangible common equity:					
Expenses related to acquisitons:					
Compensation, commissions and benefits:					
Acquisition-related retention [1]	9	6	**5**	27	**17**
Other acquisition-related compensation	4	—	**—**	2	**—**
Total "Compensation, commissions and benefits" expense	13	6	**5**	29	**17**
Communication and information processing	—	—	**—**	—	**—**
Professional fees	1	—	**1**	—	**2**
Other:					
Amortization of identifiable intangible assets [2]	6	6	**5**	17	**16**
All other acquisition-related expenses	—	1	**—**	—	**1**
Total "Other" expense	6	7	**5**	17	**17**
Total expenses related to acquisitions	20	13	**11**	46	**36**
Other — Insurance settlement received [3]	—	—	**—**	(24)	**—**
Tax effect of non-GAAP adjustments	(5)	(3)	**(3)**	(5)	**(9)**
Total non-GAAP adjustments, net of tax	15	10	**8**	17	**27**
Adjusted average tangible common equity [8]	$ 8,086	$ 9,050	**$ 9,266**	$ 7,918	**$ 8,979**
Return on common equity [9]	14.9 %	17.5 %	**17.8 %**	17.9 %	**18.2 %**
Adjusted return on common equity [9]	16.1 %	18.3 %	**18.4 %**	18.5 %	**18.8 %**
Return on tangible common equity [9]	18.3 %	21.0 %	**21.2 %**	22.0 %	**21.8 %**
Adjusted return on tangible common equity [9]	19.7 %	21.8 %	**21.9 %**	22.7 %	**22.5 %**

Note: Please refer to the footnotes on slide 29 for additional information.

28

RAYMOND JAMES

Footnotes 29 (1) Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (2) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (3) The nine months ended June 30, 2023 included the favorable impact of a $32 million insurance settlement received during the period related to a previously settled legal matter. This item has been reflected as an offset to Other expenses within our Other segment. In the computation of our non-GAAP financial measures, we have reversed the favorable impact of this item on adjusted pre-tax income and adjusted net income available to common shareholders. (4) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (5) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (6) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended June 30, 2024, March 31, 2024, and June 30, 2023, and $3 million and $4 million for the nine months ended June 30, 2024 and June 30, 2023, respectively. (7) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. (8) Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. (9) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes.